UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  November 19, 2002
                                                         -----------------
                                Semele Group Inc.
             (Exact name of registrant as specified in its charter)

     Delaware                        0-16886           36-3465422
(State  or  other  jurisdiction     (Commission     (IRS  Employer
 of  incorporation)                   File  Number) Identification  No.)


     200  Nyala  Farms,  Westport,  Connecticut                         06880
     (Address of principal executive offices)                         (Zip Code)


Registrant's  telephone  number,  including  area  code:  (203)  341-0555
                                                          ---------------




          (Former name or former address, if changed since last report)

                                Semele Group Inc.
                                    Form 8-K


ITEM  5.

On November 14, 2002, Semele Group Inc. (the "Company") filed Form 12b-25 to extend its filing date related to Form 10-QSB for the quarterly period ended September 30, 2002. Subsequent to filing Form 12b-25, the Company identified issues which would require additional time to prepare a complete and accurate accounting for the quarter and nine months ended September 30, 2002. Accordingly, the Company will not file its Form 10-QSB by the extended filing deadline, November 19, 2002. The Registrant expects to file the Form 10-QSB for the quarterly period ended September 30, 2002 by November 27, 2002.

                                   SIGNATURES
                                   ----------
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     November  19,  2002          SEMELE  GROUP  INC.


By:  ______________________________________
     Name:  Richard  K.  Brock
     Title:    Chief  Financial  Officer  and  Treasurer